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                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-3 of our report dated February 15, 2000 relating to the consolidated financial statements, which appears in Advanced Radio Telecom Corp.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                 /s/ PricewaterhouseCoopers LLP


Seattle, Washington
October 12, 2000